SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 5, 1998
----------------------------
(Date of earliest event reported)

Commission File No. 333-17801





                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                   Applied For
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(State of Incorporation)                (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                    21703
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Address of principal executive offices                               (Zip Code)



                                 (301) 846-8200
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Integrated Structured Assets, Inc. which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                            Description
-----------                                            -----------

         (99) Collateral Term Sheets prepared by Norwest Integrated Structured Assets, Inc. in connection with Norwest Integrated Structured Assets, Inc. Mortgage Asset-Backed Pass-Through Certificates, Series 1998-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORWEST INTEGRATED STRUCTURED ASSETS, INC.

May 5, 1998

                                      By:   /s/ B. David Bialzak
                                            --------------------
                                            B. David Bialzak
                                            Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.                         Description                 Electronic (E)
-----------                         -----------                 --------------

   (99)           Collateral  Term  Sheets  prepared by Norwest      E
                  Integrated   Structured   Assets,   Inc.   in
                  connection with Norwest Integrated Structured
                  Assets,     Inc.    Mortgage     Asset-Backed
                  Pass-Through Certificates, Series 1998-1